和解协议[退汇协议]

Settlement Agreement [Agreemen on refund of exchange]

甲方: 中国环球矿业资源有限公司

Party A: CHINA GLOBAL MINING RESOURCES LIMITED

乙方: 陕西华泽镍钴金属有限公司

Party B: SHAANXI HUA ZE NICKEL AND COBALT METALS CO., LTD.

丙方: 陕西星王进出口有限公司

Party C: SHAANXI XINGWANG IMPORT & EXPORT LIMITED.

鉴于:

Whereas:

1、 甲方和乙方于2007年6月15日签订了一份《供应合同》(以下简称"合同")。根据合同，甲方向乙方购买40公吨电解镍；并应就此向乙方提前支付200万美元的货款。丙方作为出口代理商亦签署了该合同。

Party A and Party B signed a supply contract on 15 June 2007 (the "**Contract**"). According to the Contract, Party A purchases 40 metric tones of electrolytic nickel from Party B, and shall pay to Party B total amount of USD 2 million in advance as payment for the goods to be supplied to the terms and conditions of the Contract. Party C also signed the Contract as export agent.

2、 甲方已将货款188万美元支付到丙方账户，并由丙方转至乙方。

USD 1.88 million was paid by Party A to the account of Party C, and was further transmitted to Party B.

3、 合同各方现均有意以友好方式解除合同。

All the parties to the Contract intend to terminate the Contract in an amicable way.

因此，合同各方经友好协商达成和解协议如下:

Therefore, all the parties to the Contract reached the following settlement agreement through amicable consultation:

第1条 合同应于本和解协议生效时解除。

Article 1 The Contract shall be terminated upon the effectiveness of this Settlement Agreement.

第2条 乙方将于收到有各方盖章签字的合同文本之日起20个工作日内，按照本协议所附账户信息，向甲方退还185万美元。

Article 2 Party B shall refund USD 1.85 million to Party A according to account information attached to this Settlement Agreement in 20 working days from the date of Party B's receipt of Settlement Agreement with affixed seals and signature of the authorized representative of all the parties.

第3条 除上述第2条下约定应退还的费用外，对该笔费用已产生的利息甲方不予要求。就甲方因该笔货款的支出造成的包括汇率损失在内的其他经济损失，乙方不予承担。

Article 3 Other than the amount which shall be refund according to Article 2, Party A will not claim for the interests incurred hereof. Party B will not be liable for any economic loss caused to Party A hereof, including loss of exchange.

第4条 丙方承诺将积极协助甲方及乙方办理退汇手续

Article 4 Party C agrees to assist Party A and Party B in exchange refund actively.

第5条 如因外汇管理局未能及时对该项退汇手续进行审批而导致乙方未能按照上述第2条约定及时退款，乙方对该等延误不应承担任何责任。

Article 5 In the case that Party B cannot refund promptly as agreed upon in Article 2 due to Administration of Foreign Exchange's late issuance of approval on exchange refund, Party B shall be not liable for such delay.

第6条 各方在此确认，各方之间的任何争议，包括但不限于因合同引起的或有关的，现在已经发生的和将来可能发生的全部争议已经因本协议的签订而全部解决。在乙方向甲方退还了本协议第2条规定的185万美元的全部款项后，合同任何一方均不得在任何时候，以任何形式，依据任何国家或地区的法律，就与合同有关的任何事项，向对方或者对方的权利义务的继受方或关联公司主张任何权利。

Article 6 All the parties to the Contract hereby confirm that, any and all dispute between the parties, including but not limited to any dispute in relation to the Contract, whether has arose or may arise in the future, has been settled as a result of the execution of this Agreement. After Party B fully refund USD 1.85 million as specified in Article 2 above to Party A, any party to the Contract shall not, at any time or based on any applicable law, raise any claim in any form against the other Party or its heirs or affiliated companies in relation to the Contract.

第7条 本协议自合同各方盖章及授权代表签字，且外汇管理部门做出同意本和解协议约定的退汇事宜的决定之日起生效。

Article 7 This Agreement shall enter into effect upon the affixed seals and the signature of the authorized representative of all the parties, and Administration of Foreign Exchange's issuance of approval on exchange refund as prescribed in this Settlement Agreement.

第8条 本协议由乙方及丙方先行签字盖章，并以邮政快递方式发送给甲方。甲方应在收到文本的15个工作日内签字盖章并以邮政快递方式将文本回传给

乙方。如在上述期限内甲方未能将文本回传给乙方，则本协议文本作废。各方收到文本的日期以快递追踪记录为准。

Article 8 This Agreement shall be signed and affixed with seal by Party B and Party C, and sent to Party A by EMS afterwards; Party A shall sign and affix the seal on it and send it back to Party B by EMS within 10 working days upon receipt of the Agreement. If Party A fails to send it back in above term, this Agreement shall be revoked. The date of receipt depends on track record of express.

第9条 本协议以中文和英文书就，一式三份，甲、乙、丙三方各执一份。中文文本和英文文本具有同等法律效力。

Article 9 This Agreement is made in both Chinese and English and in triplicate with Party A, Party B and Party C each holds one copy. The Chinese version and the English version shall be of equal legal effect.

甲方： 中国环球矿业资源有限公司

Party A: CHINA GLOBAL MINING RESOURCES LIMITED

授权代表(Signed by): ____________

日　期(Date): 2008 年 7月 31日　　2008年7月31日

乙方：陕西华泽镍钴金属有限公司

Party B: SHAANXI HUA ZE NICKEL AND COBALT METALS CO.,LTD.

授权代表(Signed by): ____________

日　期(Date): ____________

2008年7月31日

丙方： 陕西星王进出口有限公司

Party C: SHAANXI XINGWANG IMPORT & EXPORT LIMITED.

授权代表(Signed by): ____________

日　期(Date): ____________

2008年7月31日